Exhibit 99.1

Pacific Premier Bancorp on Preliminary List of Additions to Russell Indexes

Irvine, CA – June 17, 2013 – Pacific Premier Bancorp, Inc. (NASDAQ: PPBI) (the “Company”), the holding company of Pacific Premier Bank (the “Bank”), announced today that it was included on a preliminary list of additions to the U.S. broad-market Russell 3000 Index and the Russell Global Index, according to information posted by Russell Investments on June 14, 2013.  The final list of additions to the indexes will be published on July 1, 2013.

Membership in the Russell 3000 Index means automatic inclusion in the large-cap Russell 1000 Index or small-cap Russell 2000 Index, as well as the appropriate growth and value style indexes.  Russell determines membership for its equity indexes primarily by objective, market-capitalization rankings and style attributes.

Annual reconstitution of Russell’s U.S. indexes captures the 4,000 largest U.S. stocks as of the end of May, ranking them by total market capitalization.  Russell indexes are widely used by investment managers and institutional investors for index funds and as benchmarks for both passive and active investment strategies.  Approximately $4.1 trillion in assets are benchmarked to the Russell Indexes.

“Being included on the preliminary list of additions to the Russell 3000 and Russell Global indexes reflects the strong growth we have experienced in our franchise,” said Steven R. Gardner, President and Chief Executive Officer of the Company.  “The Russell indexes are widely followed within the investment community, and we believe our inclusion will bring us greater visibility and could potentially result in a broader stockholder base.”

About Pacific Premier Bancorp, Inc.

The Company owns all of the capital stock of the Bank. The Bank provides business and consumer banking products to its customers through our ten full-service depository branches in Southern California located in the cities of Huntington Beach, Irvine, Los Alamitos, Newport Beach, Palm Desert, Palm Springs, San Bernardino and Seal Beach and one office in Dallas, Texas.

Forward-Looking Statements

The statements contained herein that are not historical facts are forward-looking statements based on management's current expectations and beliefs concerning future developments and their potential effects on the Company.  Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company.  There can be no assurance that future developments affecting the Company will be the same as those anticipated by management.  The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements.  These risks and uncertainties include, but are not limited to, the following:  the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the willingness of users to substitute competitors’ products and services for the Company’s products and services; the impact of changes in financial services policies, laws and regulations; technological changes; the effect of acquisitions that the Company may make, if any, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions; changes in the level of the Company’s nonperforming assets and charge-offs; oversupply of inventory and continued deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by bank regulatory agencies, the Securities and Exchange Commission, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible other-than-temporary impairments of securities held by the Company; the impact of current governmental efforts to restructure the U.S. financial regulatory system; changes in consumer spending, borrowing and savings habits; the effects of the Company’s lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of the Company’s borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; unanticipated regulatory or judicial proceedings; and the Company’s ability to manage the risks involved in the foregoing.

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Notice to San Diego Trust Bank (“SDTB”) Shareholders

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  In connection with the proposed acquisition of SDTB by the Company, the Company filed a registration statement on Form S-4 (the "Registration Statement") with the Securities and Exchange Commission ("SEC"), which contains a proxy statement of SDTB and a prospectus of the Company (collectively, the "proxy statement/prospectus").  The Registration Statement was declared effective by the SEC on May 9, 2013 and a definitive proxy statement/prospectus was subsequently distributed to the shareholders of SDTB on or about May 17, 2013 in connection with their vote on the proposed acquisition of SDTB.

SHAREHOLDERS OF SDTB ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION OF SDTB BY THE COMPANY.  Investors and security holders are able to obtain the definitive proxy statement/prospectus and the other documents free of charge at the SEC's website, www.sec.gov.  In addition, documents filed with the SEC by the Company are available free of charge by (1) accessing the Company’s website at www.ppbi.com under the "Investor Relations" link and then under the heading "SEC Filings," (2) writing the Company at 17901 Von Karman Ave., Suite 1200, Irvine, California 92614, Attention: Investor Relations or (3) writing SDTB at 2550 Fifth Avenue, Suite 1010, San Diego, CA 92103, Attention: Corporate Secretary.

The directors, executive officers and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies in favor of the proposed acquisition from the shareholders of SDTB.  Information about the directors and executive officers of the Company is included in the proxy statement for its 2013 annual meeting of the Company’s stockholders, which was filed with the SEC on April 16, 2013.  The directors, executive officers and certain other members of management and employees of SDTB may also be deemed to be participants in the solicitation of proxies in favor of the proposed acquisition from the shareholders of SDTB.  Information about the directors and executive officers of SDTB is included in the definitive proxy statement/prospectus for the proposed acquisition of SDTB.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the definitive proxy statement/prospectus regarding the proposed acquisition.  You may obtain free copies of this document as described in the preceding paragraph.

Contact:

Pacific Premier Bancorp, Inc.

Steven R. Gardner
President/CEO
949.864.8000

Kent J. Smith
Executive Vice President/CFO
949.864.8000